EATON VANCE STRATEGIC INCOME FUND

Supplement to Prospectus dated March 1, 2007

1. Pursuant to shareholder approval, effective June 22, 2007, an investment advisory agreement will be in effect between Eaton Vance Management ("Eaton Vance") and Eaton Vance Strategic Income Fund (the "Fund"), which among other things, clarifies Eaton Vance’s responsibility for allocating assets among the Underlying Portfolios and also gives Eaton Vance the ability to invest Fund assets in other securities, including derivatives, directly, if appropriate.

2. Pursuant to shareholder approval, effective June 22, 2007, a new investment advisory agreement will be in effect between Boston Management and Research ("BMR") and Global Macro Portfolio (the "Portfolio") reflecting a restructured revised advisory fee that (i) converts the current income and asset based components of the advisory fee into a single asset based fee and (ii) consolidates the administration fee into the advisory fee.

The following replaces "Fund Fees and Expenses" under "Fund Summary":

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C

Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the
lower of net asset value at time of purchase or redemption)	None	5.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund and Portfolio assets)	Class A	Class B	Class C

Management Fees*	None	None	None
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.11%	0.11%	0.11%
Acquired Fund Fees and Expenses**	0.64%	0.64%	0.64%
Total Annual Fund Operating Expenses	1.00%	1.75%	1.75%

* Assuming no assets are held directly by the Fund. However, the total annual operating expenses would not be expected to change materially if the Fund held assets directly because increases in direct management fees (charged on the directly held assets) would be offset by decreases in acquired fund expenses (which are not charged on directly held assets). For example, if the Fund invested 5% of its net assets directly in securities, as opposed to through an Under- lying Portfolio, the Management Fees would be 0.03% for each Class and the Acquired Fund Fees and Expenses would be 0.61% for each Class, which taken together equal the same 0.64% as reflected in the expense table above.

**Reflects the Fund’s allocable share of the advisory fee and other expenses of the Underlying Portfolios (including Global Macro Portfolio). Of this amount, advisory fees would be $4,095,415 or 0.58% of net assets.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A shares	$572	$778	$1,001	$1,641
Class B shares*	$678	$951	$1,149	$1,864
Class C shares	$278	$551	$ 949	$2,062

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A shares	$572	$775	$1,001	$1,641
Class B shares*	$178	$551	$949	$1,864
Class C shares	$178	$551	$949	$2,062

*Reflects the expenses of Class A shares after eight years because Class B shares automatically convert to Class A shares after eight years.

The following is added after the second paragraph under "Investment Objective & Principal Policies and Risks":

In addition, consistent with its investment objective and policies, Strategic Income Fund may invest directly in securities, including certain derivatives, to, among other things, manage the Fund’s duration or other general market exposures, add exposure to sectors of the market that the investment adviser believes may not be represented by the Underlying Portfolios, manage the exposures of the Fund without relying on changes to the Underlying Portfolios, and hedge some of the general market risks and/or exposures of an Underlying Portfolio.

The following replaces the first five paragraphs under "Management and Organization":

Management. The Fund’s investment adviser is Eaton Vance Management ("Eaton Vance") and each Portfolio’s investment adviser is Boston Management and Research (“BMR”), a subsidiary of Eaton Vance. Eaton Vance and BMR’s offices are located at The Eaton Vance Building, 255 State Street, Boston, MA 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage over $150 billion on behalf of mutual funds, institutional clients and individuals.

The Fund’s most recent shareholder report will provide information regarding the basis for the Trustees’ approval of the Fund’s and Global Macro Portfolio’s investment advisory agreement with Eaton Vance and BMR, respectively. The Fund’s current shareholder report provides information regarding the basis for the Trustees’ approval of each other Portfolio.

Strategic Income Fund. Under Strategic Income Fund’s investment advisory agreement, Eaton Vance receives a monthly advisory fee equal to 0.615% annually of the average daily net assets of the Fund up to $500 million that are invested directly in securities, which fee is reduced on assets of $500 million and more as follows:

		Annual
Category	Daily Net Assets	Asset Rate

1	up to $500 million	0.615%
2	$500 million but less than $1 billion	0.595%
3	$1 billion but less than $1.5 billion	0.575%
4	$1.5 billion but less than $2 billion	0.555%
5	$2 billion but less than $3 billion	0.520%
6	$3 billion and over	0.490%

The Portfolios

Global Macro Portfolio. Under its investment advisory agreement with Global Macro Portfolio, BMR receives a monthly advisory fee equal to 0.615% annually of the average daily net assets of the Fund up to $500 million, which fee is reduced on assets of $500 million and more as follows:

		Annual
Category	Daily Net Assets	Asset Rate

1	up to $500 million	0.615%
2	$500 million but less than $1 billion	0.595%
3	$1 billion but less than $1.5 billion	0.575%
4	$1.5 billion but less than $2 billion	0.555%
5	$2 billion but less than $3 billion	0.520%
6	$3 billion and over	0.490%

The following replaces the last two sentences of the third to the last paragraph under "Management and Organization":

Effective June 22, 2007, in connection with the new Investment Advisory Agreement between BMR and the Eaton Vance Mutual Funds Trust on behalf of Global Macro Portfolio, the administration fee for Global Macro Portfolio will be reduced to zero.

June 22, 2007	SIPS1

EATON VANCE STRATEGIC INCOME FUND

     Supplement to Statement of Additional Information dated March 1, 2007

The following replaces the last sentence of the second paragraph in "Administrative Services" under "Investment Advisory and Administrative Services":

Effective June 22, 2007, in connection with the new Investment Advisory Agreement between Boston Management and Research and Eaton Vance Mutual Funds Trust on behalf of Global Macro Portfolio, the administration fee for Global Macro Portfolio will be reduced to zero.

June 22, 2007